Exhibit 24(b)(8.132)
FOURTH AMENDMENT

TO SELLING AND SERVICES AGREEMENT

This Fourth Amendment to Selling and Services Agreement (“Amendment”) is entered into by and among Legg Mason Investor Services, LLC, (the “Distributor”, “We” or “Us”) and ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) (“ILIAC”), ING Institutional Plan Services, LLC (“ING Institutional”) and ING Financial Advisers, LLC (formerly Aetna Investment Services, Inc.) (“ING Financial”) (collectively “ING”, “You” or “Your”) collectively (the ''Parties”).

WHEREAS, the Parties entered into a Selling and Services Agreement dated February l, 2001, as amended December 31, 2004, August 5, 2009 and December 4, 2009, (the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement;

WHEREAS, the Parties desire to amend the Agreement;

NOW, THEREFORE, in consideration of these premises and the terms and conditions set forth herein, the Parties agree as follows:

1.             Schedule A of this Amendment, attached hereto, supersedes and replaces in its entirety the Schedule A of the Agreement. Your compensation for each fund shown in this Amendment will be as shown in Schedule A.

2.              Paragraph 3. Redemption Fees. of the Second Amendment to Selling and Services Agreement dated August 5, 2009 is hereby deleted in its entirety and replaced with the following:

To the extent a fund imposes a redemption fee as provided in the applicable prospectus and You choose to offer such fund, You agree to abide and comply with the terms of the relevant prospectus and/or SAI in connection with the collection of such redemption fee and the transmission in such fee to the Fund.

3.              The procedure relating to the handling of orders shall be subject to provisions of this Agreement and instructions that we or the Fund shall forward from time to time to You. All orders are subject to acceptance or rejection by the applicable Fund or Us in the sole discretion of either. The minimum initial purchase and the minimum subsequent purchase of any Shares shall be as set forth in the applicable Fund Prospectus. You agree to effect all purchase, redemption or exchange orders in the manner and upon the terms described in the Fund Prospectus.

4.             Customer Orders.

You agree to maintain records sufficient to identify the date and time of receipt of all customer transactions and shall make such records available upon request for examination by Distributor, or its designated representative, at the request of the transfer agent or by appropriate governmental authorities. Under no circumstances shall you change, alter or manipulate any customer transactions received by you in good order.

5.             Notices.

Notices required by this Agreement should be sent as follows:

You:                                             c/o ILIAC/ING Financial

One Orange Way, C1S

Windsor, CT 06095

Attn:    Jacqueline Salamon

Fax:     860-580-4934

Distributor:                                   c/o Legg Mason

100 Stamford Place, 5th Floor

Stamford, CT 06902

Attn:       Business Development

Fax:        877-563-3019

6.             Effectiveness of Payment Obligations.

No compensation, fees or payment obligations contemplated by this Agreement will accrue until the date that the Agreement is executed by the Distributor.

7.             Addition to Paragraph 4. Servicing Fees.

The following language shall be added to the new Paragraph 4. Servicing Fees. in Paragraph 13 of the Second Amendment to Selling and Services Agreement dated August 5, 2009:

ING shall provide Distributor with an invoice for the fee, accompanied by supporting schedules, in an electronic format that can be easily manipulated. The supporting schedules shall include CUSIPS, Fund Names and share classes. ING shall provide assets, number of participant accounts, billing rate and fee calculation for each CUSIP.

8.                   Other Terms.

Other than the foregoing, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect and are ratified and confirmed in all respects by the Parties to this Amendment.

For the purpose of referring to this Amendment, the date of this Amendment shall be the date of acceptance by Legg Mason Investor Services, LLC.

Legg Mason Investor Services, LLC                      ING Life Insurance and Annuity Company

By:	/s/Thomas Hirschmann	By:	/s/Robert Garrey
Name:	THOMAS HIRSCHMANN	Name:	Robert Garrey
Title:	MANAGING DIRECTOR	Title:	Vice President
Date:	3/1/11	Date:	February 18, 2011

ING Institutional Plan Services, LLC

By:	/s/Michelle Sheiowitz, Attorney in Fact
Name:	Michelle Sheiowitz, Attorney in Fact
Title:	Vice President
Date:	February 18, 2011

ING Financial Advisers, LLC

By:	/s/David Kelsey
Name:	David Kelsey
Title:	COO/VP
Date:	February 18, 2011

SCHEDULE A

€Legg Mason Class A - Funds with annual compensation on assets comprised of 12b-l (which is currently xx bps) and recordkeeping fees of xxbps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Western Asset Emerging Markets Debt Portfolio	A	LWEAX	52469L694
Legg Mason Investment Counsel Financial Services Fund	A	SBFAX	52469R105
Legg Mason Batterymarch Global Equity Fund	A	CFIPX	52469H487
Legg Mason BW Diversified Large Cap Value Fund	A	LBWAX	524686789
@^Legg Mason BW International Opportunities Bond Fund	A	TBD	TBD
Legg Mason Capital Management All Cap Fund	A	SPAAX	52469G786
Legg Mason ClearBridge Aggressive Growth Fund	A	SHRAX	52468C109
Legg Mason ClearBridge Appreciation Fund	A	SHAPX	52468E105
Legg Mason ClearBridge Capital Fund	A	SCCAX	524694106
Legg Mason ClearBridge Diversified Large Cap Growth Fund	A	CFLGX	52469H545
Legg Mason ClearBridge Dividend Strategy Fund	A	GROAX	52467T772
Legg Mason ClearBridge Equity Fund	A	LMQAX	524695202
Legg Mason ClearBridge Equity Income Builder Fund	A	SOPAX	52469H636
Legg Mason ClearBridge Fundamental All Cap Value Fund	A	SHFVX	52469C108
Legg Mason ClearBridge Large Cap Value Fund	A	SINAX	52470J100
Legg Mason ClearBridge Large Cap Grovi,1h Fund	A	SBLGX	52469H826
Legg Mason ClearBridge Mid Cap Core Fund	A	SBMAX	52469H768
Legg Mason ClearBridge Mid Cap Growth Fund	A	LBGAX	52467P564
Legg Mason ClearBridge Small Cap Growth Fund	A	SASMX	52470H815
Legg Mason ClearBridge Small Cap Value Fund	A	SBVAX	52469G513
Legg Mason Esemplia Emerging Markets Equity Fund	A	SMKAX	52469H677
Legg Mason Global Currents International All Cap Opportunity Fund	A	SBIEX	52469X607
Legg Mason Global Currents International Small Cap Opportunity Fund	A	LCOAX	52467P499
Legg Mason Investment Counsel Social Awareness Fund	A	SSIAX	52469A102
Legg Mason Permal Tactical Allocation Fund	A	LPTAX	52470J316
Legg Mason Strategic Real Return Fund	A	LLRAX	524686607
Legg Mason Western Asset Adjustable Rate Income Fund	A	ARMZX	52468A608
Legg Mason Western Asset Core Bond Fund	A	TRBAX	52469F549
Legg Mason Western Asset Core Plus Bond Fund	A	SHMGX	52468W105
Legg Mason Western Asset Corporate Bond Fund	A	SIGAX	52469F317
Legg Mason Western Asset Global High Yield Bond Fund	A	SAHYX	52469F465
Legg Mason Western Asset Global Inflation Management Fund	A	SBGLX	52469F168
Legg Mason Western Asset Government Securities Fund	A	SGVAX	52469F366
Legg Mason Western Asset High Income Fund	A	SHIAX	52469F630
Legg Mason Western Asset Short-Term Bond Fund	A	SBSTX	52469E500
Legg Mason Western Asset Strategic Income Fund	A	SDSAX	52469F754
^Legg Mason Batterymarch International Equity Trust	A	LMEAX	52465U847

€Legg Mason Class A - Funds with annual compensation on assets comprised of 12b-1 (which is currently xx bps) and recordkeeping fees of xxbps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Legg Mason Target Retirement 2015 Fund	A	LMFAX	52470J704
Legg Mason Target Retirement 2020 Fund	A	LMWAX	52470J845
Legg Mason Target Retirement 2025 Fund	A	LMXAX	52470J779
Legg Mason Target Retirement 2030 Fund	A	LMVAX	52470J712
Legg Mason Target Retirement 2035 Fund	A	LMNAX	52470J647
Legg Mason Target Retirement 2040 Fund	A	LMYAX	52470J571
Legg Mason Target Retirement 2045 Fund	A	LMKAX	52470J514
Legg Mason Target Retirement 2050 Fund	A	LMJAX	52470J449
Legg Mason Target Retirement Fund	A	LMPAX	52470J373
^Legg Mason Batterymarch Emerging Markets Trust	A	LMRAX	52465U839
^Legg Mason BW Global Opportunities Bond Fund	A	GOBAX	524673407
Legg Mason Capital Management Amer Ldg Cos Trust	A	LGAAX	52468V107
Legg Mason Capital Management Growth Trust	A	LGGAX	52465Y500
Legg Mason Capital Management Opportunity Trust	A	LGOAX	52465G301
Legg Mason Capital Management Special Investment Trust	A	LMSAX	524904505
Legg Mason Capital Management Value Trust	A	LGVAX	524659505
Legg Mason Capital Management Disciplined Equity Research Fund	A	LCDAX	524686854

€Legg Mason Class A - Funds with annual compensation on assets comprised of 12b-1 (which is currently xx bps) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Lifestyle Allocation 100%	A	LMLAX	52467P671
Legg Mason Lifestyle Allocation 30%	A	SBCPX	52467P853
Legg Mason Lifestyle Allocation 50%	A	SBBAX	52467P804
Legg Mason Lifestyle Allocation 70%	A	SCGRX	52467P812
Legg Mason Lifestyle Allocation 85%	A	SCHAX	52467P762

Legg Mason Class A - Funds with annual compensation on assets comprised of 12b-l (which is currently xx bps) and servicing fees of xxbps.Fund Name

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch S&P 500 Index Fund	A	SBSPX	52469H727

∆Legg Mason Class C - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of xx bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Western Asset Emerging Markets Debt Portfolio	C	LWECX	52469L686
Legg Mason Investment Counsel Financial Services Fund	C	SFSLX	52469R303
Legg Mason Batterymarch Global Equity Fund	C	SILLX	52469H461
Legg Mason BW Diversified Large Cap Value Fund	C	LBWCX	524686771
@^Legg Mason BW International Opportunities Bond Fund	C	TBD	TBD
Legg Mason Capital Management All Cap Fund	C	SPBLX	52469G760
Legg Mason ClearBridge Aggressive Growth Fund	C	SAGCX	52468C307
Legg Mason ClearBridge Appreciation Fund	C	SAPCX	52468E303
Legg Mason ClearBridge Capital Fund	C	SCCCX	524694304
Legg Mason ClearBridge Diversified Large Cap Growth Fund	C	SMDLX	52469H529
+Legg Mason ClearBridge Dividend Strategy Fund	C	SCPLX	52467T756
Legg Mason ClearBridge Equity Fund	C	LMQCX	524695400
Legg Mason ClearBridge Equity Income Builder Fund	C	SBPLX	52469H610
Legg Mason ClearBridge Fundamental All Cap Value Fund	C	SFVCX	52469C306
Legg Mason ClearBridge Large Cap Value Fund	C	SINOX	524701308
Legg Mason ClearBridge Large Cap Growth Fund	C	SLCCX	52469H792
Legg Mason ClearBridge Mid Cap Core Fund	C	SBMLX	52469H743
Legg Mason ClearBridge Mid Cap Growth Fund	C	LBGCX	52467P556
Legg Mason ClearBridge Small Cap Growth Fund	C	SCSMX	52470H781
Legg Mason ClearBridge Small Cap Value Fund	C	SBVLX	52469G489
Legg Mason Esemplia Emerging Markets Equity Fund	C	SBKCX	52469H651
Legg Mason Global Currents International All Cap Opportunity Fund	C	SBICX	52469X805
Legg Mason Global Currents International Small Cap Opportunity Fund	C	LCOCX	52467P481
Legg Mason Investment Counsel Social Awareness Fund	C	SESLX	52469A300
Legg Mason Permal Tactical Allocation Fund	C	LPTCX	524701290
Legg Mason Strategic Real Return Fund	C	LRRCX	524686706
Legg Mason Western Asset Adjustable Rate Income Fund	C	ARMGX	52468A806
Legg Mason Western Asset Core Bond Fund	C	SBTLX	52469F523
Legg Mason Western Asset Core Plus Bond Fund	C	SMGLX	52468W303
Legg Mason Western Asset Corporate Bond Fund	C	SBILX	52469F283
Legg Mason Western Asset Global High Yield Bond Fund	C	SHYCX	52469F440
Legg Mason Western Asset Global Inflation Management Fund	C	SBUFX	52469F150
Legg Mason Western Asset Government Securities Fund	C	SGSLX	52469F341
Legg Mason Western Asset High Income Fund	C	SHICX	52469F614
Legg Mason Western Asset Short-Term Bond Fund	C	SSTLX	52469E708
Legg Mason Western Asset Strategic Income Fund	C	SDSIX	52469F739

∆Legg Mason Class C - Funds with annual compensation on assets comprised of 12b-I per the then-current prospectus and recordkeeping fees of xx bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Target Retirement 2015 Fund	C	LMFCX	524701803
Legg Mason Target Retirement 2020 Fund	C	LMWCX	524701837
Legg Mason Target Retirement 2025 Fund	C	LMXCX	52470J761
Legg Mason Target Retirement 2030 Fund	C	LMVCX	524701696
Legg Mason Target Retirement 2035 Fund	C	LMTCX	524701639
Legg Mason Target Retirement 2040 Fund	C	LMHCX	524701563
Legg Mason Target Retirement 2045 Fund	C	LMKCX	524701498
Legg Mason Target Retirement 2050 Fund	C	LMJCX	524701431
Legg Mason Target Retirement Fund	C	LMRCX	524701365
^Legg Mason Batterymarch Emerging Markets Trust	C	LMEMX	524650508
^Legg Mason Batterymarch International Equity Trust	C	LMGEX	52465U201
^Legg Mason BW Global Opportunities Bond Fund	C	GOBCX	524673506
Legg Mason Capital Management American Leading Companies Trust	C	LMALX	52465Q101
Legg Mason Capital Management Growth Trust	C	LMGTX	52465Y104
Legg Mason Capital Management Opportunity Trust	C	LMOPX	52465G103
Legg Mason Capital Management Disciplined Equity Research Fund	C	LCDCX	524686847
Legg Mason Capital Management Special Investment Trust	C	LMASX	524904109
Legg Mason Capital Management Value Trust	C	LMVTX	524659109

∆Legg Mason Class C - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of xx bps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Lifestyle Allocation 100%	C	LMYCX	52467P655
Legg Mason Lifestyle Allocation 30%	C	SBCLX	52467P838
Legg Mason Lifestyle Allocation 50%	C	SCBCX	52467P879
Legg Mason Lifestyle Allocation 70%	C	SCGCX	52467P788
Legg Mason Lifestyle Allocation 85%	C	SCHCX	52467P747

Legg Mason Class D - Funds with annual compensation on assets comprised of recordkeeping fees of xx bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch S&P 500 Index Fund	D	SBSDX	52469H719

€Legg Mason Class FI - Funds with annual compensation on assets comprised of 12b-1 (which is currently xx bps) and recordkeeping fees of xx bps.

Fund Name	Class	Ticker	CUSIP
^Legg Mason Batterymarch Emerging Markets Trust	FI	LGFMX	52465C201
^Legg Mason Batterymarch International Equity Trust	FI	LGFEX	52465D209
^Legg Mason BW Global Opportunities Bond Fund	FI	GOBFX	379470209
Legg Mason Capital Management Growth Trust	FI	LMGFX	52465Y302
Legg Mason Capital Management Opportunity Trust	FI	LMOFX	52467D108
Legg Mason Capital Management Special Investment Trust	FI	LGASX	524904307
Legg Mason Capital Management Value Trust	FI	LMVFX	524659307
@Legg Mason Capital Management Disciplined Equity Research Fund	FI	TBD	524686839

Legg Mason Class I - Funds with annual compensation on assets comprised of recordkeeping fees of 30 bps.   The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Western Asset Emerging Markets Debt Portfolio	I	SEMDX	52469F481
Western Asset Global High Yield Bond Portfolio	I	SIHYX	52469F473
Legg Mason Investment Counsel Financial Services Fund	I	TBD	52469R402
Legg Mason Batterymarch Global Equity Fund	I	SMYIX	52469H453
Legg Mason BW Diversified Large Cap Value Fund	I	LBWIX	524686755
@^Legg Mason BW International Opportunities Bond Fund	I	TBD	524686409
Legg Mason Capital Management All Cap Fund	I	LACIX	52469G752
Legg Mason ClearBridge Aggressive Growth Fund	I	SAGYX	52468C406
Legg Mason ClearBridge Appreciation Fund	I	SAPYX	52468E402
Legg Mason ClearBridge Capital Fund	I	SACPX	524694403
Legg Mason ClearBridge Diversified Large Cap Growth Fund	I	LADIX	52469H511
Legg Mason ClearBridge Dividend Strategy Fund	I	LMBIX	52467T749
Legg Mason ClearBridge Equity Fund	I	LMQIX	524695509
Legg Mason ClearBridge Equity Income Builder Fund	I	SOPYX	52469H594
Legg Mason ClearBridge Fundamental All Cap Value Fund	I	SFVYX	52469C405
Legg Mason ClearBridge Large Cap Value Fund	I	SAIFX	52470J407
Legg Mason ClearBridge Large Cap Growth Fund	I	SBLYX	52469H784
Legg Mason ClearBridge Mid Cap Core Fund	I	SMBYX	52469H735

Legg Mason ClearBridge Small Cap Growth Fund	I	SBPYX	524708765
Legg Mason ClearBridge Small Cap Value Fund	I	SMCYX	52469G471
Legg Mason Esemplia Emerging Markets Equity Fund	I	SBEYX	524698644
Legg Mason Global Currents International All Cap Opportunity Fund	I	SBIYX	52469X888
Legg Mason Global Currents International Small Cap Opportunity Fund	I	LCOIX	52467P515
Legg Mason Investment Counsel Social Awareness Fund	I	LMRNX	52469A409
Legg Mason Manager Select Series Large Cap Growth Fund	I	LSLIX	524686102
Legg Mason Manager Select Series Large Cap Value Fund	I	LGRIX	524686201
Legg Mason Permal Tactical Allocation Fund	I	LPTLX	524701274
Legg Mason Strategic Real Return Fund	I	LRRIX	524686888
Legg Mason Western Asset Adjustable Rate Income Fund	I	SBAYX	52468A889
+Legg Mason Western Asset Core Plus Bond Fund	I	SMGYX	52468W402
Legg Mason Western Asset Corporate Bond Fund	I	SIGYX	52469F275
+Legg Mason Western Asset Global High Yield Bond Fund	I	SHYOX	52469F432
Legg Mason Western Asset Government Securities Fund	I	SGSYX	52469F333
+Legg Mason Western Asset High Income Fund	I	SHIYX	52469F598
+Legg Mason Western Asset Short-Term Bond Fund	I	SBSYX	52469E807
Legg Mason Western Asset Strategic Income Fund	I	SDSYX	52469F721

Legg Mason Class I - Funds with annual compensation on assets comprised of recordkeeping fees of xx bps.  The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Target Retirement 2015 Fund	I	LMFIX	52470J860
Legg Mason Target Retirement 2020 Fund	I	LMWIX	52470J795
Legg Mason Target Retirement 2025 Fund	I	LMXIX	52470J738
Legg Mason Target Retirement 2030 Fund	I	LMVIX	52470J662
Legg Mason Target Retirement 2035 Fund	I	LMNIX	52470J597
Legg Mason Target Retirement 2040 Fund	I	LMNRX	52470J530
Legg Mason Target Retirement 2045 Fund	I	LMKIX	52470J464
Legg Mason Target Retirement 2050 Fund	I	LMJIX	52470J399
Legg Mason Target Retirement Fund	I	LMIMX	52470J332

Legg Mason Class I - Funds with annual compensation on assets comprised of recordkeeping fees of xx bps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Lifestyle Allocation 30%	I	LMGIX	52467P820
Legg Mason Lifestyle Allocation 50%	I	LMEIX	52467P861
Legg Mason Lifestyle Allocation 70%	I	LLAIX	52467P770
Legg Mason Lifestyle Allocation 85%	I	LANIX	52467P739

Legg Mason Class I - Fund with annual compensation on assets comprised of recordkeeping fees of xx bps.

Fund Name	Class	Ticker	CUSIP
^Legg Mason Batterymarch Emerging Markets Trust	I	LGEMX	52465U607
^Legg Mason Batterymarch International Equity Trust	I	LGIEX	52465U409
^Legg Mason Batterymarch U.S. Small Cap Equity Portfolio	I	LMSIX	502082811
^Legg Mason BW Global Opportunities Bond Fund	I	GOBIX	37947Q308
Legg Mason Capital Management American Leading Companies Trust	I	LGAMX	52465Q200
Legg Mason Capital Management Growth Trust	I	LMGNX	52465Y203
Legg Mason Capital Management Opportunity Trust	I	LMNOX	52465G202
Legg Mason Capital Management Special Investment Trust	I	LMNSX	524904208
Legg Mason Capital Management Value Trust	I	LMNVX	524659208
Legg Mason Capital Management Disciplined Equity Research Fund	I	LGMIX	524686821

Legg Mason Class R - Funds with annual compensation on assets comprised of 12b-l (which is currently xx bps) and recordkeeping fees of xx bps.  The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
@Legg Mason BW Diversified Large Cap Value Fund	R	TBD	524686748
Legg Mason ClearBridge Aggressive Growth Fund	R	LMPRX	52468C505
Legg Mason ClearBridge Appreciation Fund	R	LMPPX	52468E501
Legg Mason ClearBridge Equity Income Builder Fund	R	LMMRX	52469H271
Legg Mason ClearBridge Large Cap Growth Fund	R	LMPLX	52469H693
Legg Mason ClearBridge Mid Cap Core Fund	R	LMREX	52469H172
@Legg Mason ClearBridge Mid Cap Growth Fund	R	TBD	52467P523
Legg Mason ClearBridge Small Cap Growth Fund	R	LMPOX	52470H690
@Legg Mason Esemplia Emerging Markets Equity Fund	R	TBD	TBD
@Legg Mason Global Currents International All Cap Opportunity Fund	R	TBD	TBD
@Legg Mason Permal Tactical Allocation Fund	R	TBD	TBD
@Legg Mason Strategic Real Return Fund	R	TBD	524686862
Legg Mason Western Asset Core Bond Fund	R	LMPTX	52469F499
Legg Mason Western Asset Core Plus Bond Fund	R	LMPCX	52468W501
Legg Mason Target Retirement 2015 Fund	R	LMFRX	52470J878
Legg Mason Target Retirement 2020 Fund	R	LMWRX	524701811
Legg Mason Target Retirement 2025 Fund	R	LMXRX	524701746
Legg Mason Target Retirement 2030 Fund	R	LMQRX	524701670
Legg Mason Target Retirement 2035 Fund	R	LMRRX	524701613
Legg Mason Target Retirement 2040 Fund	R	LMYRX	524701548
Legg Mason Target Retirement 2045 Fund	R	LMKRX	52470J472
Legg Mason Target Retirement 2050 Fund	R	LMJRX	52470J415
Legg Mason Target Retirement Fund	R	LMERX	524701340
^Legg Mason Batterymarch Emerging Markets Trust	R	LBERX	52465U821
^Legg Mason Batterymarch International Equity Trust	R	LMIRX	52465U870
Legg Mason Capital Management Growth Trust	R	LMGRX	52465Y401
Legg Mason Capital Management Opportunity Trust	R	LMORX	52467D207
@Legg Mason Capital Management Disciplined Equity Research Fund	R	TBD	524686813
Legg Mason Capital Management Special Investment Trust	R	LMARX	524604406
Legg Mason Capital Management Value Trust	R	LMVRX	524659406

Legg Mason Class IS - No compensation may be paid. This is a no- 12b-l share class with no recordkeeping fees or revenue share.

Fund Name	Class	Ticker	CUSIP
@X WA Emerging Markets Debt Portfolio	IS	LWIS X	52469L678
X Legg Mason BW Diversified Large Cap Value Fund	IS	LBISX	524686730
X ^ Legg Mason BW International Opportunities Bond Fund	IS	LMOTX	524686508
X Legg Mason ClearBridge Aggressive Growth Fund	IS	LSIFX	52468C703
X Legg Mason ClearBridge Appreciation Fund	IS	LMESX	52468E709
X Legg Mason ClearBridge Fundamental All Cap Value Fund	IS	LSISX	52469C504
X Legg Mason ClearBridge Large Cap Value Fund	IS	LMLSX	52470J605
@X Legg Mason ClearBridge Large Cap Growth Fund	IS	LSITX	52469H255
X Legg Mason ClearBridge Mid Cap Core Fund	IS	LSIRX	52469H263
X@ Legg Mason ClearBridge Mid Cap Growth Fund	IS	TBD	TBD
X Legg Mason ClearBridge Small Cap Growth Fund	IS	LMOIX	52470H666
X Legg Mason Global Currents International All Cap Opportunity Fund	IS	LSTIJX	52469X870
@X Legg Mason Global Currents International Small Cap Opportunity Fund	IS	TBD	TBD
X Legg Mason Permal Tactical Allocation Fund	IS	LPTSX	52470J266
@ X Legg Mason Strategic Real Return Fund	IS	TBD	524686870
X Legg Mason Target Retirement 2015 Fund	IS	LMFSX	524701852
X Legg Mason Target Retirement 2020 Fund	IS	LMWSX	524701787
X Legg Mason Target Retirement 2025 Fund	IS	LMXSX	52470J720
X Legg Mason Target Retirement 2030 Fund	IS	LMVSX	52470J654
X Legg Mason Target Retirement 2035 Fund	IS	LMSSX	524701589
X Legg Mason Target Retirement 2040 Fund	IS	LMYSX	524701522
X Legg Mason Target Retirement 2045 Fund	IS	LMKSX	524701456
X Legg Mason Target Retirement 2050 Fund	IS	LMJSX	524701381
X Legg Mason Target Retirement Fund	IS	LMRSX	524701324
X ^Legg Mason Batterymarch Emerging Markets Trust	IS	LMGSX	524650862
X ^Legg Mason Batterymarch International Equity Trust	IS	LIESX	524650854
X ^Legg Mason BW Global Opportunities Bond Fund	IS	GOBSX	37947Q100

Legg Mason Class P -Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of xx bps.

Fund Name	Class	Ticker	CUSIP
%Legg Mason Western Asset Corporate Bond Fund	P	LCBPX	52469L660

Legg Mason Money Market Funds - Funds with annual compensation on assets comprised of 12b-1 (which is currently xxbps) and recordkeeping fees of xx.x bps.

Fund Name	Class	Ticker	CUSIP
+Western Asset Money Market Fund	A	SBCXX	52470R888
Western Asset Government Money Market Fund	A	SMGXX	52470R847
+Western Asset Municipal Money Market Fund	A	TFMXX	52470R755
Western Asset Liquid Reserves	A	LLAXX	52470R441

Western Asset Class FI - Funds with annual compensation on assets comprised of 12b-l (which is currently xx bps) and recordkeeping fees of x bps.

Fund Name	Class	Ticker	CUSIP
WA Absolute Return Portfolio	FI	WARIX	957663693
WA Core Bond Portfolio	FI	WAPIX	957663404
WA Core Plus Bond Portfolio	FI	WACIX	957663602
@ WA Enhanced Equity Portfolio	FI	TBD	957663784
@ WA Global Strategic Income Portfolio	FI	TBD	957663727
@ WA High Yield Portfolio	FI	TBD	957663834
@ WA Intermediate Bond Portfolio	FI	WAIFX	957663800
@ WA Money Market Portfolio	FI	TBD	957663768
@ WA Non - US Opportunity Bond Portfolio	FI	TBD	957663859
@ WA US Govt Money Market Portfolio	FI	TBD	957663743

Western Asset Class I - Funds with annual compensation on assets comprised of recordkeeping fees of x bps.

Fund Name	Class	Ticker	CUSIP
WA Absolute Return Portfolio	I	WAARX	957663719
WA Core Bond Portfolio	I	WATFX	957663305
WA Core Plus Bond Portfolio	I	WACPX	957663503
@ WA Enhanced Equity Portfolio	I	TBD	957663792
@ WA Global Strategic Income Portfolio	I	TBD	957663735
WA High Yield Portfolio	I	WAHYX	957663842
WA Inflation Indexed Plus Bond Portfolio	I	WAIIX	957663883
WA Intermediate Bond Portfolio	I	WATIX	957663701
WA Limited Duration Bond Portfolio	I	WALDX	957663107
@ WA Money Market Portfolio	I	TBD	957663776
@ WA US Govt Money Market Portfolio	I	TBD	957663750
WA Non - US Opportunity Bond Portfolio	I	WAFIX	957663867

Western Asset Class IS - No compensation mav be paid. This is a no-12b-l share class with no recordkeeping fees or revenue share.

Fund Name	Class	Ticker	CUSIP
X WA Absolute Return Portfolio	IS	WAASX	957663685
X WA Core Bond Portfolio	IS	WACSX	957663677
X WA Core Plus Bond Portfolio	IS	WAPSX	957663669
X WA High Yield Portfolio	IS	WAHSX	957663636
X WA Inflation Indexed Plus Bond Portfolio	IS	WAFSX	957663545
X WA Intermediate Bond Portfolio	IS	WABSX	957663610
X WA Limited Duration Bond Portfolio	IS	WALSX	957663586
@X WA Non-US Opportunity Bond Portfolio	IS	WAOSX	957663560

^ Funds with redemption fees

% Not exchangeable.  Only existing investors can continue to invest

+ Only available to existing shareholders/closed to new investors

X Available to institutional investors only, who make an initial purchase of at least $x million and maintain a single account at the Fund. Examples of eligible investors are corporations, banks, trust companies, foundations, defined benefit plans that do not charge recordkeeping fees. Retirement plans such as 40l k, 457, 403b may not charge recordkeeping fees to be eligible and further need to be individually assessed as to whether they meet other eligibility requirements, at the sole discretion of the distributor.

@ Currently unavailable for purchase. Please contact the distributor in advance to express sales interest or for more information, including when the share class/fund may be made available.  The distributor will consider whether or not to make the requested share class/fund available for sale and may decline to do so in its sole discretion.

€: For any individual Fund for which both Class A and Class FI shares are available to investors under this Agreement, only Class FI shares may be offered to new Retirement Plans.  Class A shares may continue to be offered to any Retirement Plan that currently purchases Class A shares of that Fund or of any predecessor Fund.

∆: For any individual Fund for which both Class C and Class R1 shares are available to investors under this Agreement, only Class R1 shares may be offered to new Retirement Plans.  Class C shares may continue to be offered to any Retirement Plan that currently purchases Class C shares of that Fund or of any predecessor Fund.